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EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

        The undersigned Chief Executive Officer, Director and President and Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings, Inc. (the "Company"), each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: May 6, 2015

/s/ GERARDO I. LOPEZ Gerardo I. Lopez Chief Executive Officer, Director and President
/s/ CRAIG R. RAMSEY Craig R. Ramsey Executive Vice President and Chief Financial Officer

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  EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT